EXHIBIT 99.1

Support.com Reports Second Quarter 2012 Financial Results

REDWOOD CITY, CA - July 31, 2012 - Support.com, Inc. (NASDAQ: SPRT), a provider of technology services and software for consumers and small businesses, today reported unaudited financial results for its second quarter ended June 30, 2012.

Q2 2012 Financial Summary

For the second quarter of 2012, total revenue was $17.3 million compared to $13.5 million in the second quarter of 2011 and $17.6 million in the first quarter of 2012.

On a GAAP basis, loss from continuing operations for the second quarter of 2012 was $2.6 million, or $(0.05) per share, compared to $4.0 million, or $(0.08) per share, in the second quarter of 2011 and $4.4 million, or $(0.09) per share, in the first quarter of 2012.

Non-GAAP loss from continuing operations for the second quarter of 2012 was $897,000, or $(0.02) per share, compared to $2.4 million, or $(0.05) per share, in the second quarter of 2011 and $2.9 million, or $(0.06) per share, in the first quarter of 2012.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.7 million in the second quarter of 2012, $1.6 million in the second quarter of 2011 and $1.5 million in the first quarter of 2012.  A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“This quarter we made substantial progress towards profitability while laying the foundation for continued revenue growth," said Josh Pickus, President and Chief Executive Officer. “Highlights included improvements in service delivery efficiency, reductions in sales agent costs and establishment of new partnerships.  We look forward to further progress in the second half of the year as we extend our leadership in premium technology support.”

Balance Sheet Information

At June 30, 2012 cash, cash equivalents and investments were $48.5 million compared to $51.6 million at March 31, 2012.

Recent Highlights

•	Total revenue increases 29% year-over-year; service revenue up 63% year-over-year
•	Non-GAAP services gross margin reaches quarterly record of 31%
•	Non-GAAP loss improves by $0.04 per share sequentially
•	New partnership with Affinion, leading provider of customer engagement and loyalty solutions, extends premium tech support opportunity to financial services sector
•	New agreement with leading web browser provider enhances monetization of SUPERAntiSpyware™ product
•	Two additional communications companies select Support.com for services programs
•	Initial small business launches with Comcast and Office Depot
•	Cosmos™ PC optimization suite released; free Cosmos Android application downloaded by over 50,000 users
•	Reduction in force of work-from-home sales agents completed

Conference Call

Support.com will host a conference call discussing the Company's second quarter 2012 results on Tuesday, July 31, 2012 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/about/investor-relations/webcastsevents. The live call may be accessed by dialing (877) 312-8789 (domestic) or (253) 237-1314 (international) and referencing passcode 99540956. A replay of the call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international), and referencing passcode 99540956.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) provides technology services and software for consumers and small businesses. Support.com®Personal Technology Experts® provide a quick, cost-effective and stress-free technology support experience over the Internet and the phone using the Company's advanced technology platform. Support.com also offers a wide range of easy-to-use software products that detect and repair common computer problems and optimize performance and security. Support.com offers programs through many of the nation's leading retailers, broadband service providers and technology companies, and provides software to over a million consumers and small businesses. For more information please visit us at: www.support.com, www.facebook.com/support.com, or http://twitter.com/support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2012 Support.com, Inc. All rights reserved. Support.com, SUPERAntiSpyware, Cosmos and Personal Technology Experts are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries.  All other marks are the property of their respective owners.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services to consumers and small businesses, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of loss from continuing operations and loss from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $1.0 million in the second quarter of 2012, compared to $1.1 million in the second quarter of 2011 and $995,000 in the first quarter of 2012.

B. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $391,000 in the second quarter of 2012, compared to $122,000 in the second quarter of 2011 and $367,000 in the first quarter of 2012.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were $172,000 in the second quarter of 2012, compared to $65,000 in the second quarter of 2011 and zero in the first quarter of 2012.

D. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was $16,000 in the second quarter of 2012, compared to $348,000 in the second quarter of 2011 and $19,000 in the first quarter of 2012.

E. Other non-recurring items. Management excludes other items, including non-recurring legal expense that does not require cash settlement, when evaluating its operating performance because the Company does not incur such expense on a predictable basis and exclusion of such expense enables more consistent evaluation of the Company’s operating performance. Non-recurring legal expense was $57,000 in the second quarter of 2012, compared to zero in the second quarter of 2011 and zero in the first quarter of 2012.

F. Tax expense associated with acquired goodwill.  The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill.  Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance.  Tax expense associated with acquired goodwill was $68,000 in the second quarter of 2012, compared to zero in the second quarter of 2011 and $69,000 in the first quarter of 2012.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30,	December 31,
	2012 (1)	2011 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$48,473	$51,902
Accounts receivable, net	9,936	10,284
Prepaid expenses and other current assets	1,308	1,068
Total current assets	59,717	63,254
Long-term investment	-	1,111
Property and equipment, net	620	461
Purchased technology, net	102	143
Goodwill	14,240	13,621
Intangible assets, net	5,485	5,670
Other assets	884	736

Total assets	$81,048	$84,996

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$2,815	$2,872
Other accrued liabilities	4,174	4,491
Short-term deferred revenue	5,354	4,723
Total current liabilities	12,343	12,086
Long-term deferred revenue	259	489
Other long-term liabilities	1,208	1,086
Total liabilities	13,810	13,661

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	236,693	233,977
Accumulated other comprehensive loss	(1,498)	(1,698)
Accumulated deficit	(167,962)	(160,949)
Total stockholders' equity	67,238	71,335

Total liabilities and stockholders' equity	$81,048	$84,996

Note 1: Amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2011.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	(1)	2011	2012	(1)	2011
Revenue:
Services	$13,744		$8,442	$27,509		$17,592
Software and other	3,569		5,012	7,392		8,892
Total revenue	17,313		13,454	34,901		26,484

Cost of revenue:
Cost of services (3)	9,591		6,601	19,881		13,418
Cost of software and other (3)	360		433	830		837
Total cost of revenue	9,951		7,034	20,711		14,255

Gross profit	7,362		6,420	14,190		12,229

Operating expenses:
Amortization of intangible assets and other	391		122	758		205
Research and development (3)	1,708		1,433	3,478		2,881
Sales and marketing (3)	4,989		5,543	11,119		10,328
General and administrative (3)	2,850		3,439	5,764		6,225
Total operating expenses	9,938		10,537	21,119		19,639

Loss from operations	(2,576)		(4,117)	(6,929)		(7,410)

Interest income and other, net	59		125	134		275

Loss from continuing operations, before income taxes	(2,517)		(3,992)	(6,795)		(7,135)

Income tax provision	116		29	235		31

Loss from continuing operations, after income taxes	(2,633)		(4,021)	(7,030)		(7,166)

Income (loss) from discontinued operations, net of income taxes	(7)		(18)	17		(15)

Net loss	$(2,640)		$(4,039)	$(7,013)		$(7,181)

Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.05)		$(0.08)	$(0.14)		$(0.15)
Earnings (loss) from discontinued operations, after income taxes	(0.00)		(0.00)	0.00		(0.00)
Net loss per basic and diluted share:	$(0.05)		$(0.08)	$(0.14)		$(0.15)

Shares used in computing per share amounts:
Basic	48,584		48,293	48,521		48,237
Diluted	48,584		48,293	48,521		48,237

Note 1:  Amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Note 3: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Cost of revenue:
Cost of services	$92	$54	$185	$146
Cost of software and other	11	5	21	5
Operating expenses:
Research and development	282	182	568	343
Sales and marketing	279	150	418	302
General and administrative	613	1,091	1,099	1,528
Total	$1,277	$1,482	$2,291	$2,324

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

GAAP cost of revenue	$9,951	$7,034	$20,711	$14,255
Stock-based compensation expense (Cost of revenue portion only)	(103)	(59)	(206)	(114)
Restructuring and impairment charges (Cost of revenue portion only)	-	-	-	(37)
Non-GAAP cost of revenue	$9,848	$6,975	$20,505	$14,104

GAAP operating expenses	$9,938	$10,537	$21,119	$19,639
Stock-based compensation expense (Excl. cost of revenue portion)	(929)	(1,010)	(1,821)	(1,760)
Amortization of intangible assets and other	(391)	(122)	(758)	(205)
Restructuring and impairment charges (Excl. cost of revenue portion)	(172)	(65)	(172)	(65)
Acquisition expense	(16)	(348)	(35)	(348)
Other non-recurring items	(57)	-	(57)	-
Non-GAAP operating expenses	$8,373	$8,992	$18,276	$17,261

GAAP income tax provision	$116	$29	$235	$31
Tax expense associated with acquired goodwill	(68)	-	(137)	-
Non-GAAP income tax provision	$48	$29	$98	$31

GAAP loss from continuing operations, after income taxes	$(2,633)	$(4,021)	$(7,030)	$(7,166)
Stock-based compensation expense	1,032	1,069	2,027	1,874
Amortization of intangible assets and other	391	122	758	205
Restructuring and impairment charges	172	65	172	102
Acquisition expense	16	348	35	348
Other non-recurring items	57	-	57	-
Tax expense associated with acquired goodwill	68	-	137	-
Total impact of Non-GAAP exclusions	1,736	1,604	3,186	2,529
Non-GAAP loss from continuing operations, after income taxes	$(897)	$(2,417)	$(3,844)	$(4,637)

Basic and diluted loss per share from continuting operations, after income taxes
GAAP	$(0.05)	$(0.08)	$(0.14)	$(0.15)
Non-GAAP	$(0.02)	$(0.05)	$(0.08)	$(0.10)

Shares used in computing per share amounts (GAAP)
Basic	48,584	48,293	48,521	48,237
Diluted	48,584	48,293	48,521	48,237

Shares used in computing per share amounts (Non-GAAP)
Basic	48,584	48,293	48,521	48,237
Diluted	48,584	48,293	48,521	48,237

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

Amounts are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Scott Morgan
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com